SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

Harrodsburg First Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26570	61-1284899
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

104 South Chiles Street Harrodsburg, Kentucky	40330-1620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 734-5452

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On January 22, 2004, Harrodsburg First Financial Bancorp, Inc. (the “Company”), Fist Financial Bank, Independence Bancorp (“Independence”) and Independence Bank entered into an Agreement and Plan of Reorganization (the “Agreement”). A copy of the Agreement is attached hereto as Exhibit 2.1. The Company and Independence issued a joint press release announcing the execution of the Agreement on January 22, 2004, which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

2.1	Agreement and Plan of Reorganization, dated as of January 22, 2004, by and among Harrodsburg First Financial Bancorp, Inc., First Financial Bank, Independence Bancorp and Independence Bank.

99.1	Joint press release dated January 22, 2004 announcing execution of the Merger Agreement (incorporated by reference from the Company’s Rule 425 filing on January 22, 2004 with the Securities and Exchange Commission).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRODSBURG FIRST FINANCIAL BANCORP, INC.
Date: January 22, 2004
	By:	/s/ Arthur L. Freeman
Arthur L. Freeman
Chairman and Chief Executive Officer

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